UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

SUPERVALU INC.

(Exact name of registrant as specified in its charter)

Delaware	1–5418	41–0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Flying Cloud Drive Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 828-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Exhibit 99.2 to this Current Report on Form 8-K provides supplemental consolidated segment information for quarterly and year-to-date periods of fiscal 2013 that reflects the recast segment presentation described in Item 8.01 hereof and is incorporated by reference in this Item 7.01. The information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 8.01.	Other Events.

On July 24, 2013, SUPERVALU INC. (the “Company,” “SUPERVALU,” “we,” “us” or “our”) filed with the U.S. Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the first quarter ended June 15, 2013 (the “Q1-2014 Form 10-Q”). The segment presentation in the Q1-2014 Form 10-Q reflects the reclassification of certain administrative expenses and related fees earned under the Company’s Transition Services Agreements, pension and other postretirement plan expenses for inactive and corporate participants in the Company sponsored defined benefit plan and certain other corporate costs to properly reflect the structure under which the Company is now being managed. The Company is filing this Current Report on Form 8-K to recast segment operating earnings for all periods covered in the Company’s Annual Report on Form 10-K for the year ended February 23, 2013, filed on April 24, 2013 (the “fiscal 2013 Form 10-K”), to reflect these changes.

These changes in the Company’s segment presentation reflect the current operating model and are designed to improve efficiency of decision making. These changes primarily resulted in the recast of net expenses from the Company’s Retail Food and Independent Business segments to its Corporate and Save-A-Lot segments for all periods presented. These changes do not restate information previously reported in the Consolidated Statements of Operations, Consolidated Statements of Comprehensive Loss, Consolidated Balance Sheets, Consolidated Statements of Stockholders’ Equity or Consolidated Statements of Cash Flows for the Company for any annual period.

The following table illustrates the impact of the reclassification on the Company’s segment operating earnings compared to the presentation in the Company’s fiscal 2013 Form 10-K.

(in millions)
Fiscal Year	Retail Food	Save-A-Lot	Independent Business	Corporate	Total
2013
Change to Operating earnings (loss)	$260	$(3)	$10	$(267)	$—
2012
Change to Operating earnings (loss)	$292	$(2)	$11	$(301)	$—
2011
Change to Operating earnings (loss)	$286	$(1)	$9	$(294)	$—

In addition, the Company revised the presentation of its Unaudited Quarterly Financial Information reported in the fiscal 2013 Form 10-K to provide the consolidated measures of net earnings (loss) and net earnings (loss) per share – diluted, in each case inclusive of discontinued operations. The Company also revised the presentation of gross profit, net loss and net loss per share – diluted, in each case for continuing operations to correct certain immaterial errors by quarter within Unaudited Quarterly Financial Information reported in the fiscal 2013 Form 10-K. These adjustments have no effect on the Company’s annual consolidated results reported in the fiscal 2013 Form 10-K or the Company’s previously reported quarterly results on Form 10-Q for any period.

The Company has revised the following portions of the fiscal 2013 Form 10-K to reflect the recast segment information, as reflected in Exhibit 99.1 hereto:

•	Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II. Item 8. Financial Statements and Supplementary Data

The only sections within those portions of the fiscal 2013 Form 10-K affected by the changes, are as follows:

Section	Page(s)*
Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Results of Operations – Comparison of fiscal 2013 ended February 23, 2013 and fiscal 2012 ended February 25, 2012 – Operating Loss	22–23
Results of Operations – Comparison of fiscal 2012 ended February 25, 2012 and fiscal 2011 ended February 26, 2011 – Operating Earnings	25
Part II. Item 8. Financial Statements and Supplementary Data
Consolidated Segment Financial Information	41
Unaudited Quarterly Financial Information	79

*	Page numbers from the fiscal 2013 Form 10-K as filed with the SEC

The information in Exhibit 99.1 of this Current Report on Form 8-K includes information as of the date of the original filing of the fiscal 2013 Form 10-K filed on April 24, 2013. We have not revised or updated our disclosures except as described above. All other information in the fiscal 2013 Form 10-K remains unchanged. This Current Report on Form 8-K does not modify or update the disclosures contained in the fiscal 2013 Form 10-K in any way, nor does it reflect any subsequent information or events other than as described above. Accordingly, references in Exhibit 99.1 to the Annual Report on Form 10-K are to the fiscal 2013 Form 10-K as revised by the information in Exhibit 99.1. For information concerning significant developments and other changes to the Company’s business since the filing of the fiscal 2013 Form 10-K, refer to the Company’s subsequent SEC filings.

Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference in this Item 8.01 and shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

23.1	Consent of KPMG LLP.

99.1	Revised sections of the fiscal 2013 Form 10-K: Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Part II, Item 8. Financial Statements and Supplementary Data;

99.2	Supplemental Condensed Consolidated Segment Financial Information for the Quarterly and Year-to-Date Periods of Fiscal 2013

101	The following materials from Exhibit 99.1 of this Form 8-K, Part II, Item 8. Financial Statements and Supplementary Data, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Segment Financial Information (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Loss, (iv) the Consolidated Balance Sheets, (v) the Consolidated Statements of Stockholders’ Equity, (vi) the Consolidated Statements of Cash Flows and (vii) the Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2013
SUPERVALU INC.

By: /s/ Bruce H. Besanko
Bruce H. Besanko
Executive Vice President and Chief Financial Officer
(Authorized Officer of Registrant)

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